Exhibit 10.1

TERMINATION OF
 TAX ALLOCATION AND INDEMNIFICATION AGREEMENT

July 26, 2017

State National Companies, Inc. (the “Company”) and each of the undersigned stockholders of the Company (collectively, the “Stockholders,” and together with the Company, the “Parties”) hereby recognizes and agrees to the following:
WHEREAS, the Company has entered into the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Markel Corporation, a Virginia corporation (“Parent”) and Markelverick Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), dated as of July 26, 2017;
WHEREAS, the Company previously elected to be an S corporation (the “S Election”) under the Internal Revenue Code of 1986, as amended (the “Code”);
WHEREAS, at all times the Company’s S Election was in effect and the Stockholders were stockholders of the Company, the Stockholders paid income taxes, which may have included federal, state and local income taxes, on their allocable share of taxable income as determined under the Code and any applicable equivalent state or local statutes;
WHEREAS, the Company’s S Election terminated in connection with the execution of a purchase/placement agreement to sell shares of its stock in a private offering (the “Offering”);
WHEREAS, in connection with the Offering, the Company and each of the Stockholders or the predecessors-in-interest to the Stockholders entered into that certain Tax Allocation and Indemnification Agreement, dated as of June 2, 2014 (the “Agreement”), which sets forth their agreement regarding the allocation of additional tax liability with respect to taxable periods prior to and following the termination of the S Election; and
WHEREAS, the Agreement may be terminated by a writing duly signed by each of the Parties, and the Parties desire to terminate the Agreement effective upon the consummation of the Merger (as defined in the Merger Agreement).
THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged:
1.          Each of the Parties agrees that, effective upon the consummation of the Closing (as defined in the Merger Agreement), the Agreement shall automatically terminate without any further action required by any Party, and all rights and obligations of the Parties thereunder shall be immediately extinguished (the “Termination”).
2.          Each of the Stockholders acknowledges that they have had an opportunity to ask questions of their own counsel and of authorized officers of the Company regarding the nature, scope and timing of the Termination, which questions were answered to their satisfaction, and to obtain additional information deemed necessary or appropriate by them in granting informed consent for the Termination. Each of the Stockholders further acknowledges that

Skadden, Arps, Slate, Meagher & Flom LLP is counsel to the Company and not to any of the Stockholders, and is not providing legal advice to any of the Stockholders.
3.          This letter agreement shall automatically terminate, and the Termination shall cease to be effective and shall be void and of no force and effect, in the event that the Merger Agreement terminates in accordance with its terms.  Following the consummation of the Closing (as defined in the Merger Agreement), this letter agreement shall not be terminable.
4.          This letter agreement shall be binding upon and inure to the benefit of any successor, heirs or personal representatives to any of the Parties, by merger, acquisition of assets or stock or otherwise, to the same extent as if the successor, heir or personal representative had been an original party to this letter agreement, and in such event, all references herein to a Party shall refer instead to the successor, heir or personal representative of such Party.
5.          This letter agreement shall be governed by and construed in accordance with the laws of the State of Texas excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of Texas.  Venue for any action to enforce the provisions of this letter agreement shall lie solely in the state and federal district courts located in Tarrant County, Texas.  The Parties hereby submit to the exclusive jurisdiction of the courts of the State of Texas located in Tarrant County, Texas, or the federal courts of the United States located in the Northern District of the State of Texas in respect of any dispute relating to this letter agreement or to the matters contemplated hereby.  The Parties irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the personal and subject matter jurisdiction of such courts to resolve any such dispute or to venue in Bedford, Texas, including an objection based on forum non conveniens.
6.          The provisions of this letter agreement are intended to bind the Parties to each other and are not intended and do not create rights in any other person or entity and no person or entity is intended to be or is a third party beneficiary of any of the provisions of this letter agreement.
7.          If any provision of this letter agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the maximum extent practicable.  In any event, all other provisions of this letter agreement shall be deemed valid, binding, and enforceable to their full extent.
8.          Except as explicitly stated herein, this letter agreement embodies the entire understanding between the Parties relating to its subject matter and supersedes and terminates all prior agreements and understandings among the parties with respect to such matters.  No promises, covenants or representations of any kind, other than those expressly stated herein, have been made to induce any party to enter into this letter agreement.  This letter agreement shall not be modified or terminated except by a writing duly signed by each of the Parties hereto, and no waiver of any provisions of this letter agreement shall be effective unless in a writing duly signed by the Party sought to be bound.

9.          This letter agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, and it shall not be necessary in making proof of this letter agreement to produce or account for more than one counterpart.
10.          Any facsimile or electronically transmitted copies hereof or signature hereon shall, for all purposes, be deemed originals.
11.          EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING OUT OF THIS LETTER AGREEMENT. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.
[Signature pages follow]

IN WITNESS HEREOF, each of the Parties to this letter agreement has executed this letter agreement as of the date first written above.

STATE NATIONAL COMPANIES, INC.

By:	/s/ David M. Cleff
	Name:	David M. Cleff
	Title:	Executive Vice President of Business Affairs and General Counsel

/s/ Terry Lee Ledbetter, Jr

TERRY LEE LEDBETTER, JR., as Trustee of THE TERRY LEE LEDBETTER, JR. 1999 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter, Jr. and Bradford Luke Ledbetter, as trustees.

/s/ Bradford Luke Ledbetter

BRADFORD LUKE LEDBETTER, as Trustee of THE TERRY LEE LEDBETTER, JR. 1999 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter, Jr. and Bradford Luke Ledbetter, as trustees.

/s/ Terry Lee Ledbetter, Sr

TERRY LEE LEDBETTER, SR., as Trustee of  THE TERRY LEE LEDBETTER AND RETA LAURIE LEDBETTER 2000 REVOCABLE TRUST, held under Article IV of that certain trust agreement dated April 10, 2000, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter and Reta Laurie Ledbetter, as trustees, as most recently amended and restated on February 11, 2016.

/s/ Reta Laurie Ledbetter

RETA LAURIE LEDBETTER, as Trustee of  THE TERRY LEE LEDBETTER AND RETA LAURIE LEDBETTER 2000 REVOCABLE TRUST, held under Article IV of that certain trust agreement dated April 10, 2000, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter and Reta Laurie Ledbetter, as trustees, as most recently amended and restated on February 11, 2016.

/s/ Terry Lee Ledbetter, Jr_

TERRY LEE LEDBETTER, JR., as Trustee of THE TERRY LEE LEDBETTER, JR. 2006 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter, Jr. and Bradford Luke Ledbetter, as trustees.

/s/ Bradford Luke Ledbetter_

BRADFORD LUKE LEDBETTER, as Trustee of THE TERRY LEE LEDBETTER, JR. 2006 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter, Jr. and Bradford Luke Ledbetter, as trustees.

/s/ Bradford Luke Ledbetter_

BRADFORD LUKE LEDBETTER, as Trustee of THE BRADFORD LUKE LEDBETTER 1999 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Bradford Luke Ledbetter and Lonnie K. Ledbetter III, as trustees.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE BRADFORD LUKE LEDBETTER 1999 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Bradford Luke Ledbetter and Lonnie K. Ledbetter III, as trustees.

/s/ Terry Lee Ledbetter, Jr

TERRY LEE LEDBETTER, JR., as Trustee of THE TERRY LEE LEDBETTER, JR. 2010 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter, Jr. and Bradford Luke Ledbetter, as trustees.

/s/ Bradford Luke Ledbetter_

BRADFORD LUKE LEDBETTER, as Trustee of THE TERRY LEE LEDBETTER, JR. 2010 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Terry Lee Ledbetter, Jr. and Bradford Luke Ledbetter, as trustees.

/s/ Bradford Luke Ledbetter_

BRADFORD LUKE LEDBETTER, as Trustee of THE BRADFORD LUKE LEDBETTER 2006 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Bradford Luke Ledbetter and Terry Lee Ledbetter, Jr., as trustees.

/s/ Terry Lee Ledbetter, Jr

TERRY LEE LEDBETTER, JR., as Trustee of THE BRADFORD LUKE LEDBETTER 2006 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Bradford Luke Ledbetter and Terry Lee Ledbetter, Jr., as trustees.

/s/ Terry Lee Ledbetter, Jr

TERRY LEE LEDBETTER, JR., as Trustee of THE LEDBETTER DESCENDANTS IRREVOCABLE 2012 TRUST, held under Article IV of that certain trust agreement dated December 28, 2012, by and between Reta Laurie Ledbetter, as grantor, and Terry Lee Ledbetter, Jr., as trustee.

/s/ Lonnie K. Ledbetter III_

LONNIE K. LEDBETTER, JR., as Trustee of  THE LONNIE K. LEDBETTER, JR. AND SAUNDRA LEA LEDBETTER 2000 REVOCABLE TRUST, held under Article IV of that certain trust agreement dated July 17, 2000, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as trustees, as most recently amended on May 18, 2017.

/s/ Saundra Lea Ledbetter

SAUNDRA LEA LEDBETTER, as Trustee of  THE LONNIE K. LEDBETTER, JR. AND SAUNDRA LEA LEDBETTER 2000 REVOCABLE TRUST, held under Article IV of that certain trust agreement dated July 17, 2000, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as trustees, as most recently amended on May 18, 2017.

/s/ Bradford Luke Ledbetter

BRADFORD LUKE LEDBETTER, as Trustee of THE LEDBETTER FAMILY AND CHARITABLE IRREVOCABLE 2012 TRUST, held under Article IV of that certain trust agreement dated December 28, 2012, by and between Terry Lee Ledbetter, as grantor, and Bradford Luke Ledbetter, as trustee.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE KENDALL KAYE LEDBETTER 1999 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 23, 2014, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter III, as trustee.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE LONNIE K. LEDBETTER III 1999 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 23, 2014, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter III, as trustee.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE KENDALL KAYE LEDBETTER 2006 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 23, 2014, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter III, as trustee.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE LONNIE K. LEDBETTER III 2006 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 23, 2014, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter III, as trustee.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE KENDALL KAYE LEDBETTER 2010 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 23, 2014, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter III, as trustee.

/s/ Lonnie K. Ledbetter III

LONNIE K. LEDBETTER III, as Trustee of THE LONNIE K. LEDBETTER 2010 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 23, 2014, by and between Lonnie K. Ledbetter, Jr. and Saundra Lea Ledbetter, as grantors, and Lonnie K. Ledbetter III, as trustee.

/s/ Bradford Luke Ledbetter

BRADFORD LUKE LEDBETTER, as Trustee of THE BRADFORD LUKE LEDBETTER 2010 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Bradford Luke Ledbetter and Terry Lee Ledbetter, Jr., as trustees.

/s/ Terry Lee Ledbetter, Jr_

TERRY LEE LEDBETTER, JR., as Trustee of THE BRADFORD LUKE LEDBETTER 2010 GRANTOR TRUST NO. 2, held under Article III of that certain trust agreement dated October 28, 2014, by and between Terry Lee Ledbetter and Reta Laurie Ledbetter, as grantors, and Bradford Luke Ledbetter and Terry Lee Ledbetter, Jr., as trustees.

/s/ Lonnie K. Ledbetter III
LONNIE K. LEDBETTER III

/s/ Kendall Kaye Hohmann
KENDALL KAYE HOHMANN